    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 14, 2001
                                                 REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                               IRIDEX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        77-0210467
        (STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
         INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NUMBER)

                            1212 TERRA BELLA AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 940-4700
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                1998 STOCK PLAN
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                           (FULL TITLE OF THE PLANS)
                            ------------------------

                             THEODORE A. BOUTACOFF
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            1212 TERRA BELLA AVENUE
                        MOUNTAIN VIEW, CALIFORNIA 94043
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                            ------------------------

                                 (650) 940-4700
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

                              MARK REINSTRA, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                            PALO ALTO, CA 94304-1050
                                 (650) 493-9300

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                           AMOUNT           PROPOSED MAXIMUM      PROPOSED MAXIMUM
      TITLE OF SECURITIES TO               TO BE             OFFERING PRICE      AGGREGATE OFFERING        AMOUNT OF
          BE REGISTERED                REGISTERED(1)           PER SHARE               PRICE          REGISTRATION FEE(4)
--------------------------------------------------------------------------------------------------------------------------
Common Stock to be issued upon
  exercise of options granted
  under the 1998 Stock Plan.......        290,000               $3.70             $1,073,000.00(2)         $268.25
--------------------------------------------------------------------------------------------------------------------------
Common Stock to be issued pursuant
  to the 1995 Employee Stock
  Purchase Plan...................         40,000               $3.145            $  125,800.00(3)         $ 31.45
-------------------------------------------------------------------------------------------------------------------------
         TOTAL....................        330,000                                 $1,198,800.00            $299.70
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

(1) Amount of securities to be registered computed in accordance with Rule 457(h) promulgated under the Securities Act of 1933, as the maximum number of the Registrant's Common Stock issuable under the 1998 Stock Plan and 1995 Employee Stock Purchase Plan, as applicable.

(2) Estimated in accordance with Rule 457(h) promulgated under the Securities Act of 1933 solely for the purpose of calculating the amount of registration fee, based on the average high and low price as reported in the Nasdaq National Market on August 9, 2001.

(3) Estimated in accordance with Rule 457(h) promulgated under the Securities Act of 1933 solely for the purpose of calculating the amount of registration fee, based on 85% of the average between the high and low prices as reported on the Nasdaq National Market on August 9, 2001

(4) Amount of registration fee was calculated pursuant to Section 6(b) of Securities Act of 1933 which provides that the fee shall be $250 per $1,000,000 of the proposed maximum aggregate offering price of the securities proposed to be registered.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               IRIDEX CORPORATION
                       REGISTRATION STATEMENT ON FORM S-8

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INFORMATION INCORPORATED BY REFERENCE.

     There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission:

          1. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 30, 2000.

          2. The Company's definitive proxy statement dated May 4, 2001 filed in connection with the Company's Annual Meeting of Stockholders held on June 6, 2001.

          3. The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001 filed pursuant to Section 13 of the Exchange Act; and.

          4. The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed on February 15, 1996, pursuant to Section 12(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), and any further amendment or report filed hereafter for the purpose of updating such description.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     The validity of the issuance of shares of Common Stock offered hereby will be passed upon for the Registrant by Wilson Sonsini & Rosati, Professional Corporation, Palo Alto, California. Mark Reinstra, a member of Wilson Sonsini Goodrich & Rosati, is Assistant Secretary of the Registrant.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145(a) of the Delaware General Corporation Law (the "DGCL") provides in relevant part that "[a] corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful." With respect to derivative actions, Section 145(b) of the DGCL provides in relevant part that "[a] corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor . . . [by reason of the person's service in one of the capacities specified in the preceding sentence] against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper."

     The Registrant's Amended and Restated Certificate of Incorporation provides that to the fullest extent permitted by the DGCL, no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. The Restated Certificate of Incorporation also provides that no amendment or repeal of such provision shall apply to or have any effect on the right to indemnification permitted thereunder with respect to claims arising from acts or omissions occurring in whole or in part before the effective date of such amendment or repeal whether asserted before or after such amendment or repeal.

     The Registrant's bylaws provide for the indemnification of officers, directors and third parties acting on behalf of the Registrant if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of the Registrant, and, with respect to any criminal action or proceeding, the indemnified party had no reason to believe his or her conduct was unlawful. The Registrant has entered into indemnification agreements with its directors and executive officers and intends to enter into indemnification agreements with any new directors and executive officers in the future.

     The Registrant carries officer and director liability insurance with respect to certain matters, including matters arising under the Securities Act.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8. EXHIBITS.

                                 EXHIBIT INDEX

    EXHIBIT
    NUMBER                             DESCRIPTION
    -------                            -----------
      5.1      Opinion of Wilson Sonsini Goodrich & Rosati, Professional
               Corporation
     10.1*     1998 Stock Plan and forms of option agreement and stock
               purchase agreement thereunder
     10.2**    1995 Employee Stock Purchase Plan, as amended, and form of subscription agreement thereunder
     23.1      Consent of PricewaterhouseCoopers LLP, Independent
               Accountants
     23.2      Consent of Counsel (contained in Exhibit 5.1)
     24.1      Power of Attorney (see page 6)

-------------------------
 * The forms of option agreement and stock purchase agreement are incorporated by reference to Exhibit 10.1 of the Registration Statement on Form S-8 dated June 24, 1998 (Commission File No. 333-57573).

** The form of subscription agreement is incorporated by reference to Exhibit
   10.2 of the Registration Statement on form S-8 dated June 24, 1998 (Commission File No. 333-57573).

ITEM 9. UNDERTAKINGS.

     A) The undersigned Registrant hereby undertakes:

          1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          2) That, for the purpose of determining any liability under the Securities Act, such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

     B) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of Mountain View, State of California, on August 14, 2001.

                                          IRIDEX CORPORATION

                                          By:   /s/ THEODORE A. BOUTACOFF
                                            ------------------------------------
                                                   Theodore A. Boutacoff
                                               President and Chief Executive
                                                           Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Theodore A. Boutacoff and Robert Kamenski, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments to this Registration Statement on Form S-8 and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his substitutes, shall do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed on August 14, 2001 by the following persons in the capacities indicated.

                      SIGNATURE                                            TITLE
                      ---------                                            -----
              /s/ THEODORE A. BOUTACOFF                    President and Chief Executive Officer
-----------------------------------------------------          (Principal Executive Officer)
                Theodore A. Boutacoff

                 /s/ ROBERT KAMENSKI                              Chief Financial Officer
-----------------------------------------------------   (Principal Financial and Accounting Officer)
                   Robert Kamenski

                  /s/ JOHN M. NEHRA                                Chairman of the Board
-----------------------------------------------------
                    John M. Nehra

               /s/ ROBERT K. ANDERSON                                     Director
-----------------------------------------------------
                 Robert K. Anderson

               /s/ WILLIAM BOEGER, III                                    Director
-----------------------------------------------------
                 William Boeger, III

                /s/ JAMES L. DONOVAN                                      Director
-----------------------------------------------------
                  James L. Donovan

                /s/ DONALD L. HAMMOND                                     Director
-----------------------------------------------------
                  Donald L. Hammond

                 /s/ JOSHUA MAKOWER                                       Director
-----------------------------------------------------
                   Joshua Makower

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
  5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
          Corporation
 10.1*    1998 Stock Plan and forms of option agreement and stock
          purchase agreement thereunder
 10.2**   1995 Employee Stock Purchase Plan, as amended, and form of subscription agreement thereunder
 23.1     Consent of PricewaterhouseCoopers LLP, Independent
          Accountants
 23.2     Consent of Counsel (contained in Exhibit 5.1)
 24.1     Power of Attorney (see page 4)

---------------
 * The forms of option agreement and stock purchase agreement are incorporated by reference to Exhibit 10.1 of the Registration Statement on Form S-8 dated June 24, 1998 (Commission File No. 333-57573).

** The form of subscription agreement is incorporated by reference to Exhibit
   10.2 of the Registration Statement on form S-8 dated June 24, 1998 (Commission file No. 333-57573).